UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CURIOSITYSTREAM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Notice of
2022 Annual Meeting
of Stockholders and
Proxy Statement
ANNUAL MEETING

Wednesday, July 13, 2022

12:00 p.m. Eastern Standard Time

Online Meeting Only - No Physical Meeting Location

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
Dear Stockholder:
On behalf of our Board of Directors, I cordially invite you to participate in the 2022 Annual Meeting of stockholders (the “Annual Meeting”) of CuriosityStream Inc. (“CuriosityStream” or the “Company”), to be held on July 13, 2022, at 12:00 p.m. Eastern Standard Time.
We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURI2022 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.
On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in CuriosityStream.
By Order of the Board,

/s/ Tia Cudahy
Chief Operating Officer and General Counsel

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 13, 2022
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of CuriosityStream Inc., a Delaware corporation (“CuriosityStream” or the “Company”), will be held virtually, via a live webcast by visiting www.virtualshareholdermeeting.com/CURI2022, at 12:00 p.m. Eastern Standard Time, on July 13, 2022 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.
To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card and the instructions that accompanied your proxy materials. The Company recommends you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.
At the Annual Meeting, stockholders will be asked to:
1.	Elect two Class II directors to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Our board of directors (the “Board”) has fixed the close of business on May 16, 2022 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2022. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, which incorporates by reference certain sections of the accompanying Proxy Statement.
We have elected to distribute our proxy materials over the Internet as permitted under the rules of the SEC, rather than mailing paper copies of those materials to each stockholder, which will decrease our printing and distribution costs and allow for convenient access to and delivery of materials in an easily searchable format. If you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials that will be mailed to our stockholders on or about June 3, 2022.
YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JULY 13, 2022. Our proxy materials, including the Proxy Statement and Annual Report to stockholders, are available at the following websites: https://investors.curiositystream.com/ and www.virtualshareholdermeeting.com/CURI2022.
If you have any questions or need assistance with voting, please contact CuriosityStream’s proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or by email at proxy@mackenziepartners.com.
By Order of the Board,
/s/ Tia Cudahy
Chief Operating Officer and General Counsel

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

JULY 13, 2022
Explanatory Note
On October 14, 2020, CuriosityStream Inc., a Delaware corporation (formerly named Software Acquisition Group Inc. (“SAQN”)) (the “Company”), consummated the previously announced merger pursuant to that certain Agreement and Plan of Merger, dated August 10, 2020 (the “Merger Agreement”), by and among the Company, CS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), CuriosityStream Operating Inc., a Delaware corporation (formerly named CuriosityStream Inc, and which has been re-named Curiosity Inc. following the Business Combination) (“Legacy CuriosityStream”), and Hendricks Factual Media LLC, a Delaware limited liability company (“HFM”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.”
Upon the consummation of the Business Combination, Merger Sub merged with and into Legacy CuriosityStream, with Legacy CuriosityStream surviving the merger in accordance with the Delaware General Corporation Law as a wholly owned subsidiary of the Company (the “Merger” and, the completion of the Merger, the “Closing”). In connection with the Closing, the Company changed its name from “Software Acquisition Group Inc.” to “CuriosityStream Inc.” Unless the context otherwise requires, the “Company,” “CuriosityStream,” “we,” “our,” and “us” refers to the registrant, CuriosityStream Inc., a Delaware corporation, and its subsidiaries, including Legacy CuriosityStream (prior to the Business Combination).
Purpose, Date, and Time
This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the “Board”) for use at the 2022 annual meeting of stockholders to be held virtually on Wednesday, July 13, 2022, at 12:00 p.m. Eastern Standard Time at the following virtual meeting link www.virtualshareholdermeeting.com/CURI2022 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910. This Proxy Statement will be made available on or about April 28, 2022 to holders of our common stock, par value $0.0001 per share (“Common Stock”), as of the date of this Proxy Statement and subsequently to any additional holders of record of Common Stock, if any, as of the close of business on May 16, 2022 (the “Record Date”).
Access to Proxy Materials
We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about June 3, 2022, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.
The Notice will inform you how to:
•
View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2021 (the “Annual Report”), on the Internet;

•	Vote your shares of Common Stock; and
•	Instruct us to send proxy materials to you by mail or email (should you choose to do so).
Virtual Stockholder Meeting
Please note, we will hold our Annual Meeting in a virtual only format, which will be conducted via a live audio webcast on Wednesday, July 13, 2022, at 12:00 p.m. Eastern Standard Time. There will be no physical meeting location. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would be afforded at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 12:00 p.m. Eastern Standard Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/CURI2022.
Log in Instructions
To participate in the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/CURI2022. Stockholders will need their unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the proxy card and the instructions that accompany the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.
Submitting questions at the virtual Annual Meeting
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/CURI2022, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investors.curiositystream.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance
Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting shares prior to and at the virtual Annual Meeting
Stockholders may vote their shares at www.proxyvote.com prior to the virtual Annual Meeting or at www.virtualshareholdermeeting.com/CURI2022 during the virtual Annual Meeting.
Proposals to be voted on at the Annual Meeting
Stockholders of the Company are being asked to vote on the following proposals at the Annual Meeting:
1.	Election of two Class II directors to hold office until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
Recommendation of the Board
The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal No. 1 and “FOR” Proposal No. 2.

Record Date; Outstanding Shares; Shares Entitled to Vote
The Board has fixed the close of business on May 16, 2022 as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the date of this Proxy Statement, there were 52,772,919 shares of Common Stock outstanding and entitled to vote.
Holders of record of Common Stock as of the close of business on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2022.
Quorum and Vote Required
The presence, in person or by duly executed proxy, of stockholders representing a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the virtual Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.
With respect to Proposal 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.
Approval of Proposal 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) and such other matters as may properly come before the Annual Meeting will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal 2 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect on such proposal. Broker non-votes will have no effect on the vote for the proposal.
Voting; Proxies; Revocation
Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:
•	FOR the election of each of the director nominees named in Proposal No. 1;
•	FOR Proposal No. 2, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) is a non-routine matter, while

Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2.
A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our General Counsel a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.
Abstentions and Broker Non-Votes
Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included for the purpose of determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal, and therefore, are not included in the tabulation of the voting results. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Proxy Solicitation Costs
We are soliciting proxies for the Annual Meeting from our stockholders. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
Business; Adjournments
We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.
If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chairman of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
Why am I receiving these materials?
The Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The Notice containing instructions on how to access the Proxy Statement and Annual Report online will be sent to the Company’s stockholders on or about June 3, 2022.
When and where is the Annual Meeting?
The Annual Meeting will be held on July 13, 2022, unless postponed or adjourned to a later date. The Company will hold the Annual Meeting virtually and believes that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. All stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
The following proposals are scheduled to be voted on at the Annual Meeting:
•	The election of two Class II directors to hold office until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified;
•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2022; and
•	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
At the time this Proxy Statement was distributed, our management and Board were not aware of any other matters to be presented at the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the election of each of the two directors nominated by the Board, and named in this Proxy Statement as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
Who is entitled to vote at the Annual Meeting?
Holders of Common Stock as of the close of business on May 16, 2022, our Record Date, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Common Stock held as of the Record Date. As of the date of this Proxy Statement, there were 52,772,919 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
What do I need to do now?
After carefully reading and considering the information in this Proxy Statement, please vote electronically via the Internet by visiting www.proxyvote.com or by telephone at 1-800-690-6903, or if your shares are held in “street name,” by following the instructions provided by your bank or broker. If you requested a paper copy of the proxy card, you may also choose to complete, date, sign and promptly mail the proxy card in the envelope provided, which requires no postage if mailed in the United States.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via a live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our Common Stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CURI2022. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 12:00 p.m. Eastern Standard Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Standard Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:
•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Standard Time on July 12, 2022 to be counted.

•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Standard Time on July 12, 2022 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than July 12, 2022. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at www.virtualshareholdermeeting.com/CURI2022 (have your Notice or proxy card in hand when you visit the website).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•	entering a new vote by Internet or telephone;
•	signing and returning a new proxy card with a later date;
•
delivering a written revocation to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel, by 11:59 p.m. Eastern Standard Time on July 12, 2022; or

•	during the Annual Meeting, by following the instruction at www.virtualshareholdermeeting.com/CURI2022.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given; however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•
FOR the election of each of the two directors nominated by the Board, and named in this Proxy Statement as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified (Proposal No. 1);

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 2); and
•	in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) is a non-routine matter, while Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating whether a quorum is present at the Annual Meeting.
Abstentions and broker non-votes are not deemed a vote cast “FOR” or “AGAINST” a given proposal, and therefore, are not included in the tabulation of the voting results. As such, abstentions and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence (including by proxy) of a majority of all issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As noted above, as of the date of this Proxy Statement, there were a total of 52,772,919 shares of Common Stock outstanding, which means that, assuming the number of total outstanding shares is the same on the Record Date, at least 26,386,460 shares of Common Stock must be represented at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
How many votes are needed for approval of each proposal?
•
Proposal No. 1: The election of Class II directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved, provided a quorum is present. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal 2 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on each proposal. If you “ABSTAIN” from voting with respect to a proposal, your vote will have no effect for such proposal. Broker non-votes will have no effect on the vote for the proposal.

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and serve as the independent inspector of election.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding our Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur.
What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we will deliver only one copy of the Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CuriosityStream Inc.
Attention: Tia Cudahy, Chief Operating Officer and General Counsel
8484 Georgia Ave., Suite 700
Silver Spring, MD 20910
Email: tia.cudahy@curiositystream.com
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 - ELECTION OF CLASS I DIRECTORS
There are currently eight (8) directors on our Board, classified into three classes, with three directors in Class I, two directors in Class II and three directors in Class III, as set forth in the table below.
Class I Term Expiring in 2024	Class II Term Expiring in 2022	Class III Term Expiring in 2023
Andrew Hendricks	John Hendricks	Matthew Blank
Elizabeth Hendricks	Clint Stinchcomb	Jonathan Huberman
Patrick Keeley		Mike Nikzad
The terms of office of the Class II directors, John Hendricks and Clint Stinchcomb, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class II directors, John Hendricks and Clint Stinchcomb, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2025 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.
Vote Required for Approval
Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ITS
STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS II DIRECTOR NOMINEES.
Nominees For Election at the Annual Meeting
Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.
John Hendricks is the founder of Legacy CuriosityStream, served as the manager of Legacy CuriosityStream’s predecessor, CuriosityStream LLC, and has served as the Chairman of the board of directors of Legacy CuriosityStream since September 2018 and as Legacy CuriosityStream’s Chief Editorial Officer since October 2018. Prior to serving as the Chairman of the Board, Mr. Hendricks served as the chairman of Discovery Communications, the global media parent company of Discovery Channel, Animal Planet, TLC and Science, among many other television networks and ancillary businesses and brands, from inception to May 2014. Mr. Hendricks launched Discovery Channel in 1985 as the first cable network in the United States designed to provide high-quality documentary programming enabling people to explore their world and satisfy their curiosity. Mr. Hendricks holds a Bachelor of Arts degree in History and an Honorary Doctorate from the University of Alabama, Huntsville.
Mr. Hendricks has considerable knowledge of our industry and key industry relationships, along with access to capital and esteemed content creators and distributors. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.
Clint Stinchcomb is the President and Chief Executive Officer of the Company and has served in this role since June 2018. Mr. Stinchcomb also serves as a member of our Board and has held such position since October 2018. Prior to serving as the President and Chief Executive Officer, Mr. Stinchcomb served as Legacy CuriosityStream’s Chief Distribution Officer from May 2017 to June 2018, and as the Chief Executive Officer and co-founder of Poker Central from March 2014 to October 2016. Mr. Stinchcomb has also served as the Founder and Managing Partner of Worldwide Media Group since September 2009. Prior to February 2009, Mr. Stinchcomb served as the Executive Vice President and General Manager of Discovery Communications’ Emerging Television Networks and as the Senior Vice President of Discovery’s New Media Operations and HDTV. Mr. Stinchcomb holds a Bachelor of Arts degree in History from Dartmouth College.

Mr. Stinchcomb has over 25 years of traditional and digital media experience and has played a critical role in the launches and successful growth of several television networks, content franchises and enthusiast brands. For these reasons, we believe Mr. Stinchcomb is qualified to serve on our Board.
Directors and Executive Officers
Our current directors and management are listed below. Also set forth below are the biographies for all our current directors and executive officers other than the director nominees, which are set forth above.
Name	Age(1)	Position
John Hendricks	70	Chairman of the Board
Clint Stinchcomb	55	President and Chief Executive Officer, Director
Jason Eustace	51	Chief Financial Officer and Treasurer
Tia Cudahy	58	Chief Operating Officer, General Counsel and Secretary
Devin Emery	32	Chief Product Officer and EVP Content Strategy
Elizabeth Hendricks(2)	38	Director
Patrick Keeley	73	Director
Matthew Blank	71	Director
Jonathan Huberman	56	Director
Mike Nikzad	58	Director
Andrew Hendricks(2)	37	Director
(1)	Ages are as of March 31, 2022.
(2)
John Hendricks, the chairman of our Board, is the father of Elizabeth Hendricks and Andrew Hendricks, two of our directors. Other than as discussed above, there are no family relationships between or among any of our directors or executive officers.

Jason Eustace is the Chief Financial Officer and Treasurer of the Company and has served as the Chief Financial Officer and Treasurer of Legacy CuriosityStream since February 2020. Prior to Legacy CuriosityStream, Mr. Eustace served as the Head of Finance for Bluemercury from April 2019 to February 2020, and prior to Blue Mercury, at Pet360 from November 2015 through January 2018. Mr. Eustace served at Discovery Communications US Networks from November 2007 through July 2015, where he was responsible for accounting, financial planning and analysis, budgeting, and strategic planning.
Tia Cudahy is the Chief Operating Officer, General Counsel and Secretary of the Company and has served as the Chief Operating Officer of Legacy CuriosityStream from October 2013 through January 2016 and again since June 2018 to the present, and as the General Counsel from inception through May 2015 and again since May 2017 to the present. Ms. Cudahy worked previously for National Public Radio and as a Deputy General Counsel for Discovery Communications. Ms. Cudahy served as the Chief Strategy Officer from January 2016 to June 2018, and as Executive Vice President from inception to October 2013. Ms. Cudahy also sits on the Board of Directors of ISCA Inc, an agricultural biotech company focused on environmentally friendly methods of pest control, and of the Patrick & Anna M. Cudahy Fund, a not-for-profit foundation. Ms. Cudahy holds a Bachelor of Arts degree from Amherst College and a Juris Doctor degree from The University of Chicago Law School.
Devin Emery is the Chief Strategy Officer of the Company and had previously served as Head of Growth of Legacy CuriosityStream since November 2019. From May 2017 until joining Legacy CuriosityStream in November 2019, Mr. Emery served as Vice President of Growth at Cheddar, where he architected the network into a leading post-cable digital and linear publisher reaching hundreds of millions of people monthly across platforms, resulting in a $200 million acquisition by Altice USA. From September 2015 to May 2017, Mr. Emery was on the launch team of the OTT video networks group at Endeavor leading strategy and audience development. Since 2019, Mr. Emery has served as the Principal at Thesia, LLC.
Elizabeth Hendricks serves as a member of our Board and has held such position since October 2018. Prior to serving on our Board, Ms. Hendricks served as President of Curiosity Studios, the in-house production function of the Company, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Hendricks served as the Company’s President and Chief Executive Officer from August 2013 to June 2018 and served as Vice President of Hendricks Investment Holdings, LLC from December 2012 to August 2013. Ms. Hendricks currently serves as the president of Hendricks Factual Media. Since 2006, Ms. Hendricks has served as Trustee of the John and Maureen Hendricks Charitable Foundation, a non-profit organization that has contributed over $35 million to a wide variety of causes, from basic social services to science research. Ms. Hendricks holds a Bachelor of Arts degree in History from Princeton University.
As the executive responsible for taking Legacy CuriosityStream from incubation to launch, we believe Ms. Hendricks is qualified to serve on our Board.
Patrick Keeley serves as a member of our Board and has held such position since November 2018. Since May 2008, Mr. Keeley has been the Senior Managing Director of Investment Banking at Stifel, Nicolaus & Company, Incorporated (“Stifel”), and since January 2017, Mr. Keeley has also served as Vice Chairman - Investment Banking of Stifel. Mr. Keeley served as the Co-Head of Investment Banking at Stifel from May 2008 to January 2017. Prior to joining Stifel, Mr. Keeley held various positions at Friedman, Billings & Ramsey, including Managing Director, Co-Head of Investment Banking and Executive Vice President. Prior to joining Friedman, Billings & Ramsey, Mr. Keeley was a partner at the law firm Fulbright & Jaworski, where Mr. Keeley worked from 1977 to 1997. Mr. Keeley holds a Bachelor of Arts degree in Business Administration from Georgetown University and a Juris Doctor degree from Fordham University. Mr. Keeley was originally appointed to our Board pursuant to an agreement between us and Stifel.
Mr. Keeley has extensive insight, experience and expertise in finance. For this reason, we believe Mr. Keeley is qualified to serve on our Board.
Matthew Blank serves as a member of our Board and has held such position since August 2020. He currently serves as Interim CEO of AMC Networks since September 8, 2021. From September 2020 until September 2021, he served as a Senior advisor at Raine Group. He recently served, from January 1, 2018 to December 31, 2018, as an advisor to Showtime Networks Inc. (“Showtime”), a subsidiary of CBS Corporation (NYSE: CBS). Prior to that, in 2016 and 2017, he served as Chairman of Showtime, and from 1995 through 2015, he served as Chief Executive Officer of Showtime. From 1993 to 1995 he was President and Chief Operating Officer of Showtime and from 1988 to 1992 he served as Executive Vice President of Marketing, Creative Services, and Public Affairs. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank served on the board of directors of Geeknet, Inc. from 2010 to 2015. Mr. Blank served on the board of the National Cable Television Association from 1994 to 2017 and as a member of the board of directors of Madison Square Garden Entertainment Corp. (NYSE: MSGE) from November 2019 to September 2021. He also currently serves as a member of the board of directors of Cumulus Media Inc. (NASDAQ: CMLS), the Cable Center, The Harlem Children’s Zone, and The Manhattan Theater Club, as well as The Creative Coalition, and The Museum of the Moving Image.
Mr. Blank has extensive corporate management experience in the media industry, as evidenced by his senior management positions at Showtime and HBO, which enables him to offer management and operational insight into a number of functional areas critical to the Company and allows him to bring a unique perspective to his service on our Board. For these reasons, we believe Mr. Blank is qualified to serve on our Board.
Jonathan Huberman serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors (defined below) serving the Board pursuant to the Investor Rights Agreement (defined below). Mr. Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. He has over 25 years of high-tech business leadership experience. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala Global Inc. (“Ooyala”), a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SAQN’s Vice President of Acquisitions and a director of SAQN from November 2019 until October 2020, acquired from Telstra in 2018. Together with Mr. Nikzad, Mr. Huberman turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDAQ: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies,

Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served and continues to serve as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03), a high-tech design and manufacture firm based in Singapore, and Otonomo Inc., a global vehicle data platform based in Israel. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.
Mr. Huberman has extensive operational, management and investment experience in the software and technology industries. For these reasons, we believe Mr. Huberman is qualified to serve on our Board.
Mike Nikzad serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors serving the Board pursuant to the Investor Rights Agreement. Mr. Nikzad served as SAQN’s Vice President of Acquisitions since inception and as one of SAQN’s directors from its inception until October 2020. He has since held the same roles with Software Acquisition Group II, a special purpose acquisition company which merged with Otonomo (NASDAQ: OTMO) in October of 2021. He presently holds the same roles with Software Acquisition Group III. He has over two decades of business leadership experience in software, technology and consumer electronics companies, where he has worked on numerous corporate turnarounds and exits. Mr. Nikzad was President and Chief Operating Officer at Ooyala, a media work flow automation, AdTech and online video delivery technology company, from 2017 until its sale in 2019. Prior to Ooyala, in the last five years Mr. Nikzad has held C-suite positions and led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a leading telecommunications and secure payment solutions, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held management and executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program.
Mr. Nikzad has extensive operational and management experience in the software and telecommunications industries. For these reasons, we believe Mr. Nikzad is qualified to serve on our Board.
Andrew Hendricks serves as a member of our Board and has held such position since January 2021. Mr. Hendricks is currently Vice President of Hendricks Investment Holdings LLC (HIH) and is responsible for exploring venture investments in advanced media, digital technologies, and hospitality. Mr. Hendricks is also President and CEO of Experius VR, a company he founded in 2015 to develop virtual and augmented reality media experiences. Through his leadership of Experius VR, Mr. Hendricks pioneered the use of 360-video for television commercial development in 2016 for several brands in a variety of industries. With Mr. Hendricks’s guidance, Experius VR became a leader in hyper-realism and photogrammetric environments leading to the company’s advancements in Volumetric Video and Spacial Interactivity, leading to production of the highly-rated “Nefertari’s Tomb: Journey to Eternity” and “Tutankhamun: Enter the Tomb” experiences. “Tutankhamun: Enter the Tomb” premiered at the Saatchi Gallery in London as part of the King Tutankhamun Exhibit and subsequently won the Advanced Imaging Society’s Lumiere Award for Best VR Education/Museum Experience. Mr. Hendricks is also a partial owner of Experious I LLC, and the founder of Driven Experiences, a high-performance off-road driving school that works with automotive manufacturers providing advanced vehicle training, recovery, and safety. Mr. Hendricks attended the University of North Carolina, Chapel Hill.
Mr. Hendricks has extensive entrepreneurial experience in advanced media, including 360-video, augmented reality and immersive VR. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Subject to stockholder ratification, the Audit Committee of the Company’s Board has appointed the firm of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2022. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of EY is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any. EY has served as our independent registered public accounting firm since 2019, inclusive of serving as Legacy CuriosityStream’s independent registered public accounting firm prior to the Business Combination.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of EY as the Company’s independent registered public accounting firm.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF EY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.
Change in Independent Registered Public Accounting Firm
Dismissal of Marcum LLP
In connection with the Closing of the Business Combination on October 14, 2020, Marcum LLP (“Marcum”) was dismissed as our independent registered public accounting firm. This decision was approved by the Board.
During the period from January 1, 2020 through October 14, 2020, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
We provided Marcum with a copy of the disclosures made by SAQN pursuant to Item 4.01 in the Current Report on Form 8-K filed with the SEC on October 15, 2020 and requested that Marcum furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to such Current Report on Form 8-K, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.
Appointment of Ernst & Young LLP
In connection with the Closing of the Business Combination on October 14, 2020, the Board approved the appointment of EY as our independent registered public accounting firm. EY also served as the independent registered public accounting firm for Legacy CuriosityStream prior to the consummation of the Business Combination.
During the period from January 1, 2020 through October 14, 2020, SAQN did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to SAQN by EY that EY concluded was an important factor considered by SAQN in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
Fees Paid to Independent Registered Public Accounting Firm
As described above, EY was appointed as our independent registered public accounting firm in October 2020, upon the dismissal of Marcum. EY also served as the independent registered public accounting firm of Legacy CuriosityStream prior to the consummation of the Business Combination.
The following table presents fees for professional services rendered by EY and Marcum to us (including Legacy CuriosityStream, in the case of EY) for the years ended December 31, 2021 and 2020:
	Fiscal Year Ended December 31, 2021		Fiscal Year Ended December 31, 2020
	Marcum	EY	Marcum	EY
Audit Fees(1)	$—	$1,196,081	$63,860	$1,891,710
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	—	236,287	—	155,939
All Other Fees(4)	53,560	2,515	—	—
Total	$53,560	$1,434,883	$63,860	$2,047,649
(1)
Audit Fees. Audit fees consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, reviews of interim financial information and services that only the independent auditors can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters). The aggregate fees billed in 2021 also include fees related to audit services provided by EY in connection with an underwritten public offering of our common stock. The aggregate fees billed in 2020 include audit services related to the Business Combination.

(2)	Audit-Related Fees. Audit-related fees include fees associated with due diligence services related to acquisitions and attestation services not required by statute or regulation.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)
All Other Fees. All other fees consist of fees billed for products and services provided by EY other than those disclosed above, which relate to subscription fees paid for access to online accounting research software applications.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by EY during fiscal year 2021 were pre-approved by the Audit Committee.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our business affairs are managed under the direction of our Board. Our Board consists of eight (8) directors. The number of directors is fixed by our Board, subject to the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (our “Bylaws”). When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience, as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Andrew Hendricks, Elizabeth Hendricks and Patrick Keeley will serve until our 2024 annual meeting; as Class II directors, each of John Hendricks and Clint Stinchcomb will serve until the Annual Meeting; and as Class III directors, each of Matthew Blank, Jonathan Huberman and Mike Nikzad will serve until our 2023 annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Concurrently with the Closing of the Business Combination, the Company entered into an Investor Rights Agreement with Legacy CuriosityStream, Software Acquisition Holdings LLC, a Delaware limited liability company and the Company’s former sponsor (the “Sponsor”), HFM and officers and directors of Legacy CuriosityStream. Under the Investor Rights Agreement, the Company agreed to nominate two individuals designated by the Sponsor for election as members of the Board (each a “Sponsor Director”) if, at such time, the Board does not contain a Sponsor Director and the Sponsor and its affiliates (the “Sponsor Entities”) together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the Merger. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor Entities continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the Merger. Once the Sponsor Entities collectively own less than 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the Merger, these board designation rights terminate; provided, however that the Company may not take any action to remove or replace any Sponsor Director from the Board until the normally scheduled expiration of such Sponsor Director’s term.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable law.
Director Independence
Pursuant to the listing standards of The Nasdaq Capital Market (“NASDAQ”), we are required to have a board of directors comprised of a majority of independent directors. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that each of John Hendricks, Elizabeth Hendricks, Patrick Keeley, Matthew Blank, Jonathan Huberman, Mike Nikzad and Andrew Hendricks is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. In making that determination, the Board considered (i) John Hendricks’ interest in the Company, (ii) the family relationships between John Hendricks, Elizabeth Hendricks and Andrew Hendricks, (iii) Elizabeth Hendricks’, Jonathan Huberman’s and Mike Nikzad’s past employment with Legacy CuriosityStream and SAQN, respectively, (iv) Patrick Keeley’s employment with Stifel, and (v) Andrew Hendricks’ ownership of Experius LLC. In addition, we are subject to the rules of the SEC and the NASDAQ relating to the membership, qualifications, and operations of the audit committee, as discussed below.

Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chair of the Board roles is driven by our needs at any point in time. As a result, no policy exists requiring combination or separation of these leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for us at any given time.
Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with operation and business of the Company. Our president and chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, compensation and nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. Our Board committees also consider risk as they perform their respective committee responsibilities and report to the Board as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
Meetings and Committees of the Board
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may from time to time establish other committees.
The Board met nine times during the fiscal year ended December 31, 2021. The Audit Committee met five times during the fiscal year ended December 31, 2021. The Compensation Committee met three times during the fiscal year ended December 31, 2021. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2021. We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The majority of our directors attended all of the meetings of the Board of Directors and meetings of committees of which he or she was a member. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend. Each of our directors attended last year’s annual stockholders meeting.
Audit Committee
Our Audit Committee consists of Jonathan Huberman, who serves as the committee’s chairperson, Patrick Keeley and Mike Nikzad. Each member of the Audit Committee qualifies as an independent director under the NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Each member of the audit committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NASDAQ.
The purpose of the Audit Committee is to prepare the audit committee reports required by the SEC to be included in our proxy statements and to assist our Board in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the appointment, retention, compensation and performance of our independent registered public accounting firm.
The written charter for the Audit Committee is available on our website at https://investors.curiositystream.com/.
Compensation Committee
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Elizabeth Hendricks, Jonathan Huberman and Andrew Hendricks. Each member of the Compensation Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee reports required to be included in our proxy statements under the rules and regulations of the SEC once we are no longer considered a smaller reporting company for SEC reporting purposes.
The written charter for the Compensation Committee is available on our website at https://investors.curiositystream.com/.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Matthew Blank, who serves as the committee’s chairperson, Elizabeth Hendricks, Mike Nikzad and Andrew Hendricks. Pursuant to NASDAQ listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors. Each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of our Nominating and Corporate Governance Committee is to assist our Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to us, (5) overseeing the evaluation of the Board and management and (6) handling such other matters that are specifically delegated to the committee by the Board from time to time. One of the criteria for selecting director nominees is diversity. In considering diversity, the Nominating and Corporate Governance Committee may consider such factors as differences of viewpoint, professional experience, international experience, education, skill, and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin.
The written charter for the Nominating and Corporate Governance Committee is available on our website at https://investors.curiositystream.com/.
Family Relationships
John Hendricks, the chairman of our Board, is the father of Elizabeth Hendricks and Andrew Hendricks, two of our directors. Other than discussed above, there are no family relationships between or among any of our directors or executive officers.
Hedging Policy
We have adopted an Insider Trading Policy that prohibits all of our directors, officers and certain employees, as well as any other person having access or potential access to material information, from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities; short sales; and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer, or certain employee may not hold Company securities in a margin account or pledge Company securities as collateral for a loan, unless advance approval is obtained from the Company’s General Counsel.
Code of Ethics and Business Conduct
We have adopted a code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.curiositystream.com/. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in the Company’s equity securities and any changes thereto, and to furnish copies of these reports to the Company. Based solely on our review of the insiders’ forms filed with the SEC and representations made by the directors and executive officers, no insider failed to file on a timely basis a Section 16(a) report during 2021, except for the delinquent filings described below. On October 15, 2020 each of HFM and John Hendricks filed a Form 3 that unintentionally omitted shares of Common Stock that were being held in escrow and were subject to forfeiture during the one-year period following the Business Combination. Certain of these shares were forfeited on February 22, 2021 and the remaining shares were released from escrow on October 18, 2021. Mr. Hendricks filed an amended Form 3 on November 3, 2021, amending the Form 3 filed on October 15, 2020, reporting these shares and their forfeiture and release. HFM filed a Form 4 on November 3, 2021 reporting these shares and their forfeiture and release. On April 27, 2022, each of Clint Stinchcomb, Jason Eustace and Devin Emery filed a late Form 4 in connection with the tax withholding of certain shares, including in connection with the vesting of restricted stock units on November 5, 2021.
Consideration and Determination of Executive and Director Compensation
Our Compensation Committee’s responsibilities include, among other things, establishing our general compensation philosophy (and, in consultation with senior management, overseeing the development and implementation of our compensation programs), reviewing and approving annually the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, reviewing and approving or making recommendations to the Board regarding the compensation of all other executive officers, and reviewing all director compensation and benefits for service on the Board and Board committees, as well as recommending any changes to the Board as necessary. To assist with the execution of its duties and responsibilities, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, as necessary.
In the third quarter of 2020 and continuing through 2021, we retained Willis Towers Watson, a leading global advisory firm, as our compensation consultant to review and advise with respect to the compensation structure of the Company and executive compensation matters. We also retained external legal counsel for employment and compensation matters during 2020 and continuing through 2021. Willis Towers Watson provided the Compensation Committee with market information that the Compensation Committee used when determining whether our executive and director compensation is competitive, commensurate, and consistent with market trends for comparable companies. The Compensation Committee is not required to implement, or act consistently with, the advice or recommendations of its compensation consultant or external counsel.
Our Compensation Committee considered, among other things, the factors enumerated by the SEC and NASDAQ for evaluating whether Willis Towers Watson and our external legal counsel were independent and concluded that both were independent and that no conflict of interest existed.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Elizabeth Hendricks, Jonathan Huberman and Andrew Hendricks. Other than as set forth below, no person who served on the Compensation Committee in the Company’s last completed fiscal year was at any time during fiscal year 2021, or at any other time, one of our officers or employees. Elizabeth Hendricks served as President of Curiosity Studios, the in-house production function of Legacy CuriosityStream, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Hendricks served as Legacy CuriosityStream’s President and Chief Executive Officer from August 2013 to June 2018. Jonathan Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
In addition, since our last fiscal year, members of our Compensation Committee, including any members of their immediate families or persons sharing their households, had direct or indirect material interests in the transactions or currently proposed transactions set forth below, in which we are a participant and which exceeded $120,000 in amount.
Investor Rights Agreement
Concurrently with the Closing of the Business Combination, the Company entered into the Investor Rights Agreement with Legacy CuriosityStream, the Sponsor, HFM and officers and directors of Legacy CuriosityStream.
Under the Investor Rights Agreement, the Company shall nominate two Sponsor Directors for election as members of the Board if, at such time, the Board does not contain a Sponsor Director and the Sponsor Entities together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the Merger. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor and its affiliates continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the Merger.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable laws.
Further, under the Investor Rights Agreement, CuriosityStream must provide to the Sponsor Entities, Legacy CuriosityStream stockholders, officers and directors certain customary “mandatory,” “demand” and “piggyback” registration rights. The Investor Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify such parties against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).
Registration Rights Agreement
Pursuant to a registration rights agreement entered into on November 19, 2019, the holders of the founder shares, private placement warrants and any working capital warrants (and any shares of Common Stock issuable upon the exercise of such warrants) are entitled to certain “piggy-back” registration rights and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Operating Lease
We sublet a portion of our office space to Hendricks Investment Holdings LLC, which is an affiliate of Board members John Hendricks, Elizabeth Hendricks and Andrew Hendricks.
The related party sublease rental income totaled $52,000 and $53,000 for the years ended December 31, 2021 and 2020, respectively. Deferred rent receivable related to straight-line rent accrual was $89,000 and $67,000 at December 31, 2021 and 2020, respectively.
Stifel
Stifel served as Legacy CuriosityStream’s exclusive financial advisor in connection with the Merger. In addition, we may engage Stifel to provide certain financial advisory and capital markets services in the future. Stifel served as Legacy CuriosityStream’s exclusive financial advisor and placement agent in its offering and sale of Series A Preferred Stock in November 2018. In addition, Stifel Bank & Trust has a lending relationship with an affiliate of John Hendricks, our Chairman and the founder of Legacy CuriosityStream. Further, Patrick Keeley, a Stifel employee, is a member of our Board. In addition, Mr. Keeley and certain other Stifel employees are stockholders in the Company, and Stifel is a corporate customer of the Company.
Stockholder Communications with the Board
Interested parties wishing to communicate with our non-management directors may do so by writing to the Board and mailing or emailing the correspondence to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. Our General Counsel, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2020 (pre-Business Combination with respect to Legacy CuriosityStream and post-Business Combination with respect to the Company) and December 31, 2021.
Prior to the consummation of the Business Combination, none of SAQN’s executive officers or directors received any cash compensation for services rendered to SAQN.
Summary Compensation Table
The following summary compensation table covers the compensation for the Company’s named executive officers for the fiscal years ended December 31, 2020 (pre-Business Combination with respect to Legacy CuriosityStream and post-Business Combination with respect to the Company) and December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Clint Stinchcomb, President and Chief Executive Officer	2021	$590,000	$—	$—	$—	$540,293	$11,600	$1,141,893
	2020	$410,455	$—	$1,541,699	$11,261,905	$410,455	$11,400	$13,635,914

Tia Cudahy, Chief Operating Officer, General Counsel and Secretary	2021	$290,000	$—	$611,940	$1,095,616	$104,400	$11,600	$2,113,556
	2020	$290,000	$—	$—	$—	$116,000	$11,400	$417,400

Jason Eustace, Chief Financial Officer and Treasurer(1)	2021	$290,000	$—	$259,748	$179,944	$104,400	$11,600	$845,692
	2020	$253,750	$30,000	$237,071	$743,986	$74,313	$6,767	$1,345,887

Devin Emery, Chief Strategy Officer	2021	$250,000	$—	$259,748	$179,944	$90,000	$57,082	$836,774
	2020	$250,000	$—	$273,315	$386,986	$62,500	$54,569	$1,027,370
(1)	Jason K. Eustace was hired in February 2020 as the Chief Financial Officer and Treasurer of Legacy CuriosityStream.
(2)
The amounts reported in this column were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used for the fiscal year 2021 calculations, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2021 Annual Report. The fair value of restricted stock is determined based on the closing price of Common Stock on the grant date. Amounts for 2020 also include the grant date fair value of stock options issued during fiscal 2020 that were subsequently cancelled and replaced with grants of restricted stock on November 5, 2020. This cancellation and replacement of awards was treated as a modification for accounting purposes with no resulting incremental compensation cost.

(3)
The amounts reported in this column represent the grant-date fair value of option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used for the fiscal year 2021 calculations, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2021 Annual Report. The fair value of stock options is determined using a Black-Scholes pricing model on the grant date.

(4)
Includes company contributions to the CuriosityStream 401(k) plan for each executive and, for Devin Emery, housing payments in 2020 in an amount equal to $46,236 and in 2021, in an amount equal to $47,176.

Legacy CuriosityStream
Legacy CuriosityStream compensation for executive officers was a combination of base salaries, cash bonus, equity awards and 401(k) retirement and other employee benefit plans provided for other employees. Legacy CuriosityStream did not have a defined benefit retirement plan.
Compensation Plans
Clint Stinchcomb
Legacy CuriosityStream entered into a compensation plan with Clint Stinchcomb on October 11, 2018, which was subject to the successful completion of Legacy CuriosityStream’s private stock offering and which took effect on the day after the closing of the offering. Under this compensation plan, Mr. Stinchcomb’s annual base salary was

$390,000. He was eligible for an annual cash bonus with a maximum bonus potential of 100% of base salary, subject to achievement of goals in Legacy CuriosityStream’s annual bonus plan and as agreed to by the board of directors of Legacy CuriosityStream each year. Mr. Stinchcomb’s compensation plan provided for the grant of options to purchase 980,000 shares of Legacy CuriosityStream equity, as described below.
In connection with the Merger and effective as of the closing, CuriosityStream and Clint Stinchcomb entered into an employment agreement under which he serves as Chief Executive Officer of CuriosityStream from the closing of the Merger for an initial term of four years, subject to automatic renewal for an additional one-year period, which replaced and superseded the October 11, 2018 compensation plan and which is described in “- The Company, Post-Business Combination - Compensation of Officers - Employment Agreements - Clint Stinchcomb.”
Tia Cudahy
Legacy CuriosityStream entered into a compensation plan with Tia Cudahy on October 11, 2018, which was subject to the successful completion of Legacy CuriosityStream’s private stock offering and which took effect on the day after the closing of the offering. Under this compensation plan, Ms. Cudahy’s annual base salary was to be $340,000 and her annual cash bonus was to be a maximum amount of 30% of her base salary. In January 2019, Legacy CuriosityStream and Hendricks Investment Holdings, LLC (“HIH”), an Affiliate of HFM, entered into an agreement whereby Legacy CuriosityStream would pay Ms. Cudahy an annual base salary of $290,000 as well as an annual cash bonus with a maximum bonus potential of 40% of base salary, subject to achievement of goals in Legacy CuriosityStream’s annual bonus plan and as agreed to by the board of directors of Legacy CuriosityStream each year, and HIH would pay Ms. Cudahy $50,000 through November 20, 2019 for completion and transition of her duties for HIH. Ms. Cudahy’s compensation plan provided for the grant of options to purchase 420,000 shares of Legacy CuriosityStream equity, as described below.
Legacy CuriosityStream Stock Option Plan and Treatment in the Business Combination
Prior to the Merger, Legacy CuriosityStream had issued equity awards under the Legacy CuriosityStream Stock Option Plan to provide for the grant of equity-based awards to employees, non-employee directors and consultants. The Legacy CuriosityStream Stock Option Plan was terminated in connection with the Merger. The treatment of the options outstanding under the Legacy CuriosityStream Stock Option Plan in the Merger is described below.
The maximum aggregate number of shares that could be issued under the Legacy CuriosityStream Stock Option Plan was 4,200,000 shares of Legacy CuriosityStream Common Stock, plus any shares that became available upon forfeiture of outstanding awards, subject to adjustment in the event of a stock split, combination of shares, recapitalization, reclassification, merger or reorganization. The Legacy CuriosityStream Stock Option Plan was administered by the Legacy CuriosityStream board of directors, which had power to determine the terms of the awards, including, but not limited to, the recipients of the awards, the number of shares subject to each award and the vesting schedule and exercisability of the awards. The Legacy CuriosityStream Stock Option Plan permitted the grant of incentive stock options to employees and/or non-statutory stock options to employees, non-employee directors or consultants/advisors. The exercise price of stock options was no less than the fair market value of the stock.
Under the terms of the Merger Agreement, each Legacy CuriosityStream stock option, whether vested or unvested, that was outstanding and unexercised immediately prior to the effective time of the Merger, was automatically converted into the right to receive an option to purchase shares of Common Stock of the Company (the “Company Options,” and such automatic conversion the “Merger Conversion”). The number of shares of Common Stock (rounded down to the nearest whole share) that are subject to the Company Options equals the product of (A) the number of shares of Legacy CuriosityStream common stock subject to Legacy CuriosityStream stock options immediately prior to the effective time of the Merger and (B) the Option Exchange Ratio (as defined in the Merger Agreement). The Company Options have an exercise price per share (rounded up the nearest whole cent) of Common Stock equal to the quotient of (A) the exercise price per share of Legacy CuriosityStream common stock of such Legacy CuriosityStream stock option immediately prior to the effective time of the Merger and (B) the Option Exchange Ratio.
In connection with the consummation of the Business Combination, our 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), which is described in “The Company, Post-Business Combination - Omnibus Incentive Plan,” was approved by the stockholders of the Company. The Company Options were granted pursuant to the Omnibus Incentive Plan but are otherwise subject to the same vesting and exercise terms and conditions as applied to the Legacy CuriosityStream stock options immediately prior to the effective time of the Merger.

Pursuant to the terms of the Merger Agreement, if the employment of Tia Cudahy, Jason Eustace or Devin Emery is terminated by the Company other than for “cause” (defined therein) or by the executive with “good reason” (defined therein), in each case during the two-year period following the effective date of the Merger, then the Company Options held by such executive as of immediately prior to the closing of the Merger will automatically become fully vested and shall remain outstanding and exercisable until the earlier of (i) three (3) months after the effective date of the termination of such executive’s employment and (ii) the expiration of the term of the Software Acquisition Group Option (as defined in the Merger Agreement).
Grants under the Legacy CuriosityStream Stock Option Plan
The following grants were made to executive officers under and pursuant to the terms and conditions of the Legacy CuriosityStream Stock Option Plan. Under these stock option grants, if the applicable executive officer’s service with Legacy CuriosityStream is terminated other than for cause at any time during the six (6) month period after a “change in control” (as defined in therein), the stock options will immediately become fully vested and exercisable. Under the terms set forth in the option agreements prior to the Business Combination, if the applicable executive officer’s employment is terminated, the shares subject to option will be subject to Legacy CuriosityStream’s right to repurchase the shares at the fair market value of the shares on the date of repurchase. The stock options are subject to forfeiture if the applicable executive officer violates the Legacy CuriosityStream standards of conduct.
Clint Stinchcomb
On October 16, 2018, the Legacy CuriosityStream board of directors approved certain option grants, with a per share exercise price of $10.00 per share. These options were granted as of November 20, 2018. Legacy CuriosityStream performed a valuation that determined that the fair market value of Legacy CuriosityStream’s Common Stock was $2.55 as of November 20, 2018, and that the options approved in October 2018 did not reflect the fair market value of the Common Stock as of the November 20, 2018 grant date. The board approved the repricing to reflect the fair market value of the Common Stock and approved a per share exercise price of these options of $2.55 (the “2019 Repricing”). Mr. Stinchcomb was, therefore, granted an option on November 20, 2018 to purchase 980,000 shares of Common Stock of Legacy CuriosityStream with an exercise price of $2.55. The option vests over the first four anniversaries of the grant date, with 25% vesting on each anniversary (the third and fourth installments originally vested on the later of the third anniversary of the initial award date or Legacy CuriosityStream’s achievement of $175 million in annual revenue and the later of the fourth anniversary of the initial award date or Legacy CuriosityStream’s achievement of $225 million in annual revenue, respectively; these performance conditions were waived in the third quarter of 2020). As a result of the Merger Conversion, this was converted into an option to purchase 618,561 shares of Common Stock of the Company with an exercise price of $4.04 per share.
On January 30, 2019, Mr. Stinchcomb was granted an option to purchase 25,455 shares of Legacy CuriosityStream Common Stock. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date, subject to Mr. Stinchcomb’s continued employment on the applicable vesting date. As a result of the Merger Conversion, this was converted into an option to purchase 16,067 shares of Common Stock of the Company with an exercise price of $4.04 per share. On August 2, 2019, Mr. Stinchcomb was granted an option to purchase 500,000 shares of Legacy CuriosityStream Common Stock. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date, subject to Mr. Stinchcomb’s continued employment on the applicable vesting date. As a result of the Merger Conversion, this was converted into an option to purchase 315,593 shares of Common Stock with an exercise price of $4.20 per share.
Tia Cudahy
Ms. Cudahy was granted an option on November 20, 2018 to purchase 420,000 shares of Common Stock of Legacy CuriosityStream with an exercise price of $2.55 due to the 2019 Repricing. The option vests over the first four anniversaries of the grant date, with 25% vesting on each anniversary (the third and fourth installments originally vested on the later of the third anniversary of the initial award date or Legacy CuriosityStream’s achievement of $175 million in annual revenue and the later of the fourth anniversary of the initial award date or Legacy CuriosityStream’s achievement of $225 million in annual revenue, respectively; these performance conditions were waived in the third quarter of 2020). As a result of the Merger Conversion, this was converted into an option to purchase 265,098 shares of Common Stock of the Company with an exercise price of $4.04.

On August 2, 2019, Ms. Cudahy was granted an option to purchase 125,000 shares of Legacy CuriosityStream Common Stock. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date, subject to Ms. Cudahy’s continued employment on the applicable vesting date. As a result of Merger Conversion, this was converted into an option to purchase 78,899 shares of Company Common Stock with an exercise price of $4.20.
Devin Emery
Mr. Emery was granted an option on November 11, 2019 to purchase 75,000 shares of Common Stock of Legacy CuriosityStream. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date, subject to Mr. Emery’s continued employment on the applicable vesting date. As a result of the Merger Conversion, this was converted into an option to purchase 47,339 shares of Company Common Stock with an exercise price of $4.20.
Jason Eustace
Mr. Eustace was granted an option on February 17, 2020 to purchase 150,000 shares of Common Stock of Legacy CuriosityStream. The options vest and become exercisable in four equal installments on each of the first four anniversaries of the grant date, subject to Mr. Eustace’s continued employment on the applicable vesting date. As a result of the Merger Conversion, this was converted into an option to purchase 94,678 shares of Company Common Stock with an exercise price of $5.88.
The Company, Post-Business Combination
The following disclosure covers the compensation for the Company’s named executive officers in fiscal year 2020 following the Business Combination and in fiscal year 2021.
Compensation of Officers
Overview
The Company’s policies and philosophies with respect to its executive compensation program are designed to:
•
attract, retain and motivate senior management leaders who are capable of advancing the Company’s mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•	reward senior management in a manner aligned with our financial performance; and
•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.
Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by our Board and the Compensation Committee of our Board.
Compensation for our executive officers has the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.
The Company uses annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. Near the beginning of each year, the Compensation Committee selects the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers, other than Mr. Stinchcomb’s which is set forth in his employment agreement. Following the end of each year, the Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.
The Omnibus Incentive Plan
The Company uses stock-based awards to promote our interests by providing executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of the Company’s equity holders. Stock-based awards are awarded under the Omnibus Incentive Plan, which was adopted by our Board and approved by the Company’s stockholders on October 12, 2020.
Awards under the Omnibus Incentive Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), other stock-based awards and dividend equivalents, all as set forth in a written agreement with the grantee. Employees, non-employee directors, and consultants of the Company and its subsidiaries will be eligible to participate in the Omnibus Incentive Plan, as determined by the Compensation Committee. Unless otherwise determined by the Board, the Compensation Committee of the Board has the power and authority to administer the Omnibus Incentive Plan.
7,725,000 shares of Common Stock were authorized for issuance under the Omnibus Incentive Plan, subject to adjustment in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our Common Stock. 1,055,874 shares remain available for issuance and use as of April 17, 2022.
Unless otherwise set forth in the participant’s award agreement, if a participant’s employment or service terminates by reason of death or disability, all awards will become exercisable or vested in full, as applicable.
Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Compensation Committee reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, and (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.
Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.
Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.
Stock-Based Awards
On November 2, 2020, the Compensation Committee approved certain equity incentive grants, issued under the Omnibus Incentive Plan, to executive officers of the Company. In connection with the consummation of the Business Combination, 711,000 warrants to purchase the Company’s Common Stock held by Software Acquisition Holdings

LLC were forfeited. The forfeited warrants had an exercise price of $11.50 per share, and a five-year term. In connection with such forfeiture and pursuant to the Merger Agreement, certain employees of the Company selected by the Compensation Committee received fully vested options exercisable for shares of Common Stock with an exercise price of $11.50 (or the fair market value on the date of grant, if higher) and with a five-year term. On November 2, 2020, the Compensation Committee approved the following option grants to the executive officers: 355,500 options for Mr. Stinchcomb, 101,571 options for Mr. Eustace and 101,571 options for Mr. Emery. As provided in the Merger Agreement, the options are fully vested, have an exercise price of $11.50 per share, and have a five-year term.
The Compensation Committee also approved grants of restricted stock units to executive officers of the Company, issued under the Omnibus Incentive Plan, as of November 5, 2020. The restricted stock units vest as to 25% of the award on each of the first four anniversaries of the grant date, provided the grantee remains employed by the Company or its subsidiaries through such vesting date, with settlement on the vesting date or within 30 days thereafter. The Compensation Committee approved the following restricted stock unit grants to executive officers in 2020: 73,458 restricted stock units for Mr. Stinchcomb, 25,031 restricted stock units for Mr. Eustace and 27,548 restricted stock units for Mr. Emery.
Pursuant to the employment agreement with Mr. Stinchcomb, following the consummation of the Business Combination, the Company granted Mr. Stinchcomb options and restricted stock units. These equity grants, when taken together with the stock options previously issued to Mr. Stinchcomb and equity awards otherwise granted to Mr. Stinchcomb in connection with the Merger (such as the options and restricted stock units described above), entitled Mr. Stinchcomb to approximately 5.9% of the Company’s Common Stock, calculated on a fully diluted basis on the closing date of the Business Combination. If Mr. Stinchcomb’s employment is terminated without “cause” or he resigns for “good reason,” or dies or becomes disabled, the unvested equity awards shall become vested. On November 2, 2020, the Compensation Committee approved a grant of 2,038,570 stock options for Mr. Stinchcomb with an exercise price of $8.77 and a ten-year term. The stock options vest as to 25% of the award on each of the first four anniversaries of the grant date, provided Mr. Stinchcomb remains employed by the Company or its subsidiaries through such vesting date, and provided further that, if Mr. Stinchcomb’s employment is terminated without “cause” or he resigns for “good reason,” or dies or becomes disabled, the unvested stock options will become vested. The Compensation Committee also approved grants of 88,263 restricted stock units for Mr. Stinchcomb, as of November 5, 2020. The restricted stock units vest as to 25% of the award on each of the first four anniversaries of the grant date, provided Mr. Stinchcomb remains employed by the Company or its subsidiaries through such vesting date, and provided further that, if Mr. Stinchcomb’s employment is terminated without “cause” or he resigns for “good reason,” or dies or becomes disabled, the unvested restricted stock units will become vested. Settlement is on the vesting date or within 30 days thereafter.
In fiscal year 2021, stock options and restricted stock units were granted to Ms. Cudahy, Mr. Emery and Mr. Eustace. On January 4, 2021, the Company made the following equity grants: Ms. Cudahy was granted 152,358 fully vested stock options with an exercise price of $16.42 and 33,629 restricted stock units; Mr. Emery was granted 12,180 restricted stock units; and Mr. Eustace was granted 12,180 restricted stock units. Each January 4, 2021 restricted stock unit grant vests as to 25% of the award on each of the first four anniversaries of the grant date, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date. On March 25, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 6,122 stock options with an exercise price of $14.70, and 2,032 restricted stock units. Each of the stock options and restricted stock units granted on March 25, 2021, vest over four years in equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date. On April 27, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 4,758 stock options with an exercise price of $15.00 and the same vesting schedule as the March 25, 2021 stock option grants (including the vesting commencement date of April 30, 2021). On September 20, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 13,824 stock options with an exercise price of $11.60 and 2,576 restricted stock units. Each of the stock options and restricted stock units granted on September 20, 2021, vest over four years in equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date.

Other Compensation
The Company maintains various employee benefit plans, including medical, dental, vision, life insurance and 401(k) plans, severance plan, paid vacation, sick leave and holidays and employee assistance program benefits in which the named executive officers participate.
Severance Plan for Executive Officers
On October 6, 2021, the Company’s Board adopted the CuriosityStream Inc. Severance Pay Plan for Executive Officers (the “Severance Plan”), which provides severance benefits described below to “Executive Officers” designated under the Severance Plan. Ms. Cudahy, Mr. Eustace and Mr. Emery are designated as Executive Officers under the Severance Plan (and as such are not eligible for the severance pay plan generally available to employees).
Except as provided in the paragraph below, if the Company or its affiliates or subsidiaries terminates an Executive Officer’s employment involuntarily without “cause” (as defined in the Severance Plan), subject to the Executive Officer timely executing and not revoking a release of claims, the Executive Officer will receive severance payments under the Severance Plan equal to the sum of (i) twelve months of the Executive Officer’s monthly rate of base salary (excluding overtime, any incentive pay, any commissions and any other special forms of compensation) paid to an Executive Officer in the pay period immediately prior to his termination date (“Base Pay”), and (ii) for Executive Officers who, but for termination of their employment, would have been eligible to receive an annual bonus, the applicable target annual bonus for the year of the Executive Officer’s termination date (the “Bonus”). These severance benefits are paid in installments over twelve months in accordance with the Company’s regular payroll practices, with installments beginning on the first payroll date following the release becoming effective; provided, however, that if the severance payment is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the release and payment period extends over two years, the payments begin in the second of the calendar years.
If the Company, or any of its affiliates or subsidiaries, terminates an Executive Officer’s employment involuntarily without cause within the two-year period beginning on the date of a change in control (as defined in the Severance Plan) and ending prior to the second anniversary of the date of a change in control, subject to the Executive Officer timely executing and not revoking a release of claims, the Executive Officer will receive a severance payment under the Severance Plan equal to the sum of (i) twenty-four months of the Executive’s Base Pay and (ii) the Bonus multiplied by two. These severance benefits would be paid in a lump sum on the first payroll date following a release of claims becoming effective; provided, however, that if the change in control severance payment is subject to Section 409A of the Code and the release and payment period extends over two years, the payments are made in the second of the calendar years.
In each case, an Executive Officer will not be eligible to receive severance benefits under the Severance Plan if the Company determines that the Executive Officer has been offered, but has refused to accept, another comparable position (including a position with a comparable title level) with the Company or any of its affiliates.
The Severance Plan also provides that if any payment of compensation to or for the benefit of an Executive Officer, either alone or together with other payments and benefits which the Executive Officer has received or has a right to receive, would be subject to the excise tax imposed by Section 4999 of the Code, or a deduction would not be allowed to the Company for all or any part of such payments or benefits by reason of Section 280G of the Code, such payments and/or benefits shall be reduced, eliminated, or postponed in such amounts as are required to reduce the aggregate “present value” of such payments to one dollar less than an amount equal to three times the Executive Officer’s “base amount” (as “present value” and “base amount” are defined under Section 280G of the Code).
Employment Agreements
Clint Stinchcomb
Effective as of the Closing of the Merger, Legacy CuriosityStream and Clint Stinchcomb entered into an employment agreement under which he serves as Chief Executive Officer of CuriosityStream after the closing for an initial term of four years, subject to automatic renewal for an additional one-year period unless CuriosityStream or Mr. Stinchcomb provides 180 days’ prior written notice that the initial term shall not be extended. Pursuant to his employment agreement, Mr. Stinchcomb receives an initial base salary of $490,000, with annual increases of at least 5% each year. If CuriosityStream’s revenue for the year ending December 31, 2020 is $39,500,000 or more, then Mr. Stinchcomb’s base salary shall increase to $590,000; if CuriosityStream’s revenue for the year ending

December 31, 2021 is $75,000,000 or more, then Mr. Stinchcomb’s base salary shall increase to $690,000; and if CuriosityStream’s revenue for the year ending December 31, 2022 is $140,000,000 or more, then Mr. Stinchcomb’s base salary shall increase to $790,000. For purposes of the agreement “revenue” means CuriosityStream’s total revenue, calculated in accordance with CuriosityStream’s customary accounting practices, consistently applied.
Under his employment agreement, Mr. Stinchcomb is eligible to receive a bonus based on a formula and performance criteria approved by, and the achievement of which is determined by, the Compensation Committee; provided that the target cash bonus is 100% of his base salary, subject to performance conditions described hereafter and his continued employment through December 31 of the applicable performance year. Mr. Stinchcomb’s 100% annual bonus target shall be divided equally between CuriosityStream’s achievement of revenue targets (with such revenue targets being $36,000,000 for the year ending on December 31, 2020, $71,000,000 for the year ending on December 31, 2021, and $136,000,000 for the year ending on December 31, 2022) and net income or loss targets, which shall be determined for calendar years 2021 and 2022 following consultation with the Compensation Committee prior to the beginning of the calendar year. The performance criteria for the years following the year ending on December 31, 2022, shall be established by the Compensation Committee in consultation with Mr. Stinchcomb. Mr. Stinchcomb shall be entitled to his bonus for the last year of his employment, regardless of his separation date, unless he is terminated for “cause” (as defined therein) or resigns without “good reason” (as defined below). Mr. Stinchcomb will be eligible to participate in the employee benefit plans of CuriosityStream as CuriosityStream may maintain from time to time, subject to the terms of those plans.
“Good Reason” is defined in the employment agreement as, without Mr. Stinchcomb’s consent, (i) a material diminution in Mr. Stinchcomb’s duties or position, (ii) Mr. Stinchcomb’s base salary or annual target bonus opportunity is reduced below the amounts specified herein (except for across-the-board reductions applicable to senior executives of CuriosityStream generally); or (iii) a material breach of the employment agreement by CuriosityStream; provided, that it shall be a prerequisite of any such termination for good reason that Mr. Stinchcomb shall have given CuriosityStream written notice within thirty (30) days following the event or events giving rise to good reason, specifying in reasonable detail the nature and circumstances of such Good Reason, and given CuriosityStream thirty (30) days to cure any such good reason prior to any such termination.
Upon the closing of a transaction resulting in a “change in control” (as defined below) of CuriosityStream at a valuation of $1 billion or more, at any time prior to the third anniversary of the date of the Closing of the Merger, Mr. Stinchcomb will be entitled to a bonus equal to $2,000,000, subject to Mr. Stinchcomb’s continued employment by CuriosityStream at the time of the change in control or Mr. Stinchcomb’s termination without “cause” or for “good reason” within the six (6) months prior to the change in control. “Change in Control” is defined as the first to occur of a “change in the ownership of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation,” as defined in the Treasury Regulations promulgated under Section 409A of the Code.
The employment agreement also provides that Mr. Stinchcomb would be granted Company options, restricted stock units or a combination thereof, or other equity-based awards, which, when taken together with the stock options issued under the Legacy CuriosityStream Stock Option Plan and other equity awards otherwise granted to Mr. Stinchcomb in connection with the Merger, will entitle Mr. Stinchcomb to approximately 5.9% of the Company’s Common Stock, calculated on a fully diluted basis on the closing date of the Merger. If Mr. Stinchcomb is terminated without “cause” or resigns for “good reason,” or dies or becomes disabled, all unvested equity awards shall accelerate and become immediately exercisable. On November 2, 2020, the Compensation Committee granted Mr. Stinchcomb stock options and restricted stock units under this provision (such grant of restricted stock units was effective on November 5, 2020) as described under “- Compensation of Officers - Stock-Based Awards.”
If Mr. Stinchcomb’s employment is terminated for death or “disability” (as defined in the employment agreement), he will be entitled to receive the portion of the bonus due for the year of separation, from the start of the year through the date of termination of employment, based on actual performance. If Mr. Stinchcomb’s employment is terminated by CuriosityStream without cause (and not due to disability) or for good reason, (i) CuriosityStream shall pay Mr. Stinchcomb his base salary for the balance of the term, but in no event for less than eighteen (18) months or in excess of thirty-six (36) months, without regard to any reduction that results in good reason, subject to Mr. Stinchcomb complying with restrictive covenants; (ii) Mr. Stinchcomb will also receive COBRA continuation coverage for CuriosityStream health insurance benefits in which Mr. Stinchcomb and his immediate family participate at the same rate made available to similarly situated senior executives for the remainder of the term of the employment agreement; and (iii) Mr. Stinchcomb will be eligible to receive each annual bonus to which he would have been entitled over the remainder of the initial term or renewal term, as applicable, based on actual performance achieved and with a target of 100% of base salary. Severance under Mr. Stinchcomb’s employment agreement is subject to his execution and non-revocation of a release of claims.
Mr. Stinchcomb’s employment agreement provides that, if he receives payments or benefits that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Code, then either (i) such payments shall be delivered in full, or (ii) the aggregate amount of the payments and benefits will be reduced so that the present value of all payments constituting “parachute payments” is equal to 2.99 times his “base amount,” whichever results in the receipt of Mr. Stinchcomb of the greatest amount of payments or benefits on an after-tax basis.
Mr. Stinchcomb is bound by certain restrictive covenant provisions. Specifically, Mr. Stinchcomb’s employment agreement contains provisions requiring the non-disclosure of confidential information and trade secrets. Mr. Stinchcomb’s agreement also contains (i) non-competition provisions that prohibit him from engaging, directly or indirectly, in any “competing business” (as defined therein), during the term of his employment and for eighteen (18) months following his termination (the “Restricted Period”), (ii) provisions prohibiting the solicitation of any customer, supplier or vender with which CuriosityStream and its affiliates have a business relationship, and the solicitation, recruitment or hiring of (or the attempt to solicit, recruit or hire) any employee of CuriosityStream and its affiliates or to inducement or attempt to induce any employee or independent contractor to leave employment or cease doing business with CuriosityStream and its affiliates, in each case during the Restricted Period and (iii) provisions prohibiting the inducement of any customer, client, vendor or supplier or other contracting party or business party to discontinue, terminate, cancel, disrupt or not renew a business relationship or transaction, or to otherwise interfere with a business relationship or transaction between any such parties and CuriosityStream and its affiliates, during the Restricted Period.

Outstanding Equity Awards at Fiscal Year-End
The following disclosure covers the outstanding equity for the Company’s named executive officers for the fiscal year ended December 31, 2021, with the number of securities and exercise prices reflecting the Merger Conversion.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Clint Stinchcomb	463,921	154,640(2)	$4.04	November 19, 2028	—	—
	8,033	8,034(3)	$4.04	January 29, 2029	—	—
	157,797	157,796(4)	$4.20	August 1, 2029	—	—
	355,500(5)	—	$11.50	November 2, 2025	—	—
	509,642	1,528,928(6)	$8.77	November 2, 2030	—	—
	—	—	—	—	66,197(7)	$392,548
	—	—	—	—	55,093(8)	$326,701
Tia Cudahy	198,823	66,275(2)	$4.04	November 19, 2028	—	—
	39,449	39,450(4)	$4.20	August 1, 2029	—	—
	152,358(9)	—	$16.42	January 3, 2026	—	—
	—	—	—	—	33,629(10)	$199,420
	1,148(11)	4,974	$14.70	March 24, 2031	1,651(12)	$9,790
	892(13)	3,866	$15.00	April 27, 2031
	864(14)	12,960	$11.60	September 19, 2031	2,414(15)	$14,315
Jason Eustace	—	94,678(16)	$5.88	February 16, 2030	—	—
	101,571(5)	—	$11.50	November 2, 2025	—	—
	—	—	—	—	18,772(8)	$111,318
	—	—	—	—	12,180(10)	$72,227
	1,148(11)	4,974	$14.70	March 24, 2031	1,651(12)	$9,790
	892(13)	3,866	$15.00	April 27, 2031	—	—
	864(14)	12,960	$11.60	September 19, 2031	2,414(15)	$14,315
Devin Emery	11,834	35,505(17)	$4.20	November 10, 2029	—	—
	101,571(5)	—	$11.50	November 2, 2025	—	—
	—	—		—	20,660(8)	$122,514
	—	—	—	—	12,180(10)	$72,227
	1,148(11)	4,974	$14.70	March 24, 2031	1,651(12)	$9,790
	892(13)	3,866	$15.00	April 27, 2031	—	—
	864(14)	12,960	$11.60	September 19, 2031	2,414(15)	$14,315
(1)	To the extent awarded pre-Business Combination, the number of securities in this column reflect the Merger Conversion.
(2)
On November 20, 2018, Mr. Stinchcomb and Ms. Cudahy received grants of 618,561 and 265,098 options, respectively, (each as adjusted for the Merger Conversion), which vest in four substantially equal installments on each of November 20, 2019, November 20, 2020, November 20, 2021, and November 20, 2022. The remaining options originally vested based upon service and performance criteria. These performance vesting criteria have been waived by Legacy CuriosityStream.

(3)
On January 30, 2019, Mr. Stinchcomb received a grant of 16,067 options (adjusted for the Merger Conversion), which vests in four substantially equal installments on January 30, 2020, January 30, 2021, January 30, 2022 and January 30, 2023.

(4)
On August 2, 2019, Mr. Stinchcomb and Ms. Cudahy received grants of 315,593 and 78,899 options, respectively, (each as adjusted for the Merger Conversion), which vest in four substantially equal installments on each of August 2, 2020, August 2, 2021, August 2, 2022 and August 2, 2023.

(5)	On November 2, 2020, Mr. Stinchcomb, Mr. Eustace and Mr. Emery were granted 355,500, 101,571 and 101,571 options, respectively. These options were fully exercisable upon grant.
(6)	On November 2, 2020, Mr. Stinchcomb was granted 2,038,570 options, which vest in four substantially equal installments on November 2, 2021, November 2, 2022, November 2, 2023 and November 2, 2024.
(7)
On November 5, 2020, Mr. Stinchcomb received a grant of 88,263 restricted stock units, which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023 and November 5, 2024. Notwithstanding the foregoing, if Mr. Stinchcomb is terminated without cause, or resigns for good reason, or dies or becomes disabled, all unvested restricted stock units for this grant will become vested and will be settled upon vesting (or within 30 days thereafter).

(8)
On November 5, 2020, Mr. Stinchcomb, Mr. Eustace and Mr. Emery were granted 73,458, 25,031 and 27,548 restricted stock units, respectively, which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023 and November 5, 2024.

(9)	On January 4, 2021, Ms. Cudahy was granted 152,358 options. These options were fully exercisable upon grant.
(10)
On January 4, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were granted 33,629, 12,180 and 12,180 restricted stock units, respectively, which vest in four substantially equal installments on January 4, 2022, January 4, 2023, January 4, 2024 and January 4, 2025.

(11)
On March 25, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were each granted 6,122 stock options, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(12)
On March 25, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were each granted 2,032 restricted stock units, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(13)
On April 27, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were each granted 4,758 stock options, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(14)
On September 20, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were each granted 13,824 stock options, which vest over four years in substantially equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021.

(15)
On September 20, 2021, Ms. Cudahy, Mr. Eustace and Mr. Emery were each granted 2,576 restricted stock units, which vest over four years in substantially equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021.

(16)
On February 17, 2020, Mr. Eustace was granted 94,678 stock options, which vest in four substantially equal installments on February 17, 2021, February 17, 2022, February 17, 2023 and February 17, 2024.

(17)
On November 11, 2019, Mr. Emery was granted 47,339 options (adjusted for the Merger Conversion), which vested in four substantially equal installments on November 11, 2020, November 11, 2021, November 11, 2022 and November 11, 2023.

Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during fiscal year 2021.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during fiscal year 2021.
Company 401(k) Plan
Legacy CuriosityStream established a tax-qualified Section 401(k) retirement savings plan for all employees who satisfy certain eligibility requirements, which is now sponsored by the Company. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. The Company provides employer matching contributions equal to 100% of the first three percent of employee contributions and equal to 50% of the next two percent of employee contributions.

COMPENSATION OF DIRECTORS
The compensation structure for employees on the Company’s Board are discussed above. Our non-employee directors are compensated with a combination of cash and equity in the Company, with additional compensation for service on Board committees. Our Board members receive an annual retainer of $50,000. For each standing committee of the Board, committee chairs receive $24,000 annually, and committee members receive $13,500 annually. Our Board compensation plan was determined in accordance with industry practice and standards. The following table sets forth the total compensation of Legacy CuriosityStream’s non-employee directors for the fiscal year ended December 31, 2021:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
John Hendricks(1)	$—	$—	$—	$—
Elizabeth Hendricks(2)	$77,000	$—	$—	$77,000
Patrick Keeley(3)	$87,500	$—	$—	$87,500
Matthew Blank(2)	$74,000	$—	$—	$74,000
Jonathan Huberman(2)	$87,500	$—	$—	$87,500
Mike Nikzad(2)	$77,000	$—	$—	$77,000
Andrew Hendricks(4)	$77,000	$72,979(5)	$—	$149,979
(1)	John Hendricks waived the right to receive any cash retainer or equity award in 2021 in connection with his Board service.
(2)	As of December 31, 2021, there are no outstanding restricted stock units and stock options.
(3)
As of December 31, 2021, Mr. Keeley has no outstanding restricted stock units. On January 30, 2019, Mr. Keeley was granted 16,067 stock options which vest in four equal annual installments on January 30, 2020, January 30, 2021, January 30, 2022 and January 30, 2023.

(4)	Mr. Hendricks was elected to the board of directors in January 2021. As of December 31, 2021, Mr. Hendricks has no outstanding stock options.
(5)
Represents a grant of 3,595 restricted stock units on January 20, 2021. On the grant date, the closing price was $20.30. The restricted stock units vested on December 31, 2021, and there are no outstanding restricted stock units as of December 31, 2021.

Stock-Based Awards for Directors
The Company uses stock-based awards to promote our interests by providing directors with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the directors’ interests with those of the company’s equity holders. Stock-based awards are awarded under the Omnibus Incentive Plan. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value.
The Compensation Committee approved grants of restricted stock units to employee and non-employee directors of the Company as of November 5, 2020. The grants to employee directors of the Company are discussed in “Compensation of Officers - Stock-Based Awards.” The restricted stock units for the non-employee directors were all fully vested as of December 31, 2021, with settlement on the vesting date or within 30 days thereafter. The restricted stock units are subject to the terms and conditions of the Omnibus Incentive Plan and a restricted stock unit agreement. The Compensation Committee approved the following restricted stock unit grants to non-employee directors in fiscal year 2020: 8,997 restricted stock units for each of Ms. Hendricks and Mr. Nikzad, 10,167 restricted stock units for each of Messrs. Huberman and Keeley, and 8,574 restricted stock units for Mr. Blank. In fiscal year 2021, Andrew Hendricks was granted 3,595 restricted stock units on January 20, 2021, which vested on December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since our last two fiscal years and each currently proposed transaction in which:
•	we were or are to be a participant;
•	the amount involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

Jupiter Entertainment Agreement
Clint Stinchcomb, our President and Chief Executive Officer and a member of our Board, serves as the managing director of Worldwide Media Group, LLC (“WMG”). WMG is party to a joint venture agreement (the “Joint Venture Agreement”) with Jupiter Entertainment LLC for the development of an original content series for the Company entitled “4th and Forever.” Pursuant to the terms of the Joint Venture Agreement, subject to certain exceptions, WMG is entitled to receive approximately 8.0% of the gross revenue generated by this project, any derivative programs, series or spinoffs.
Investor Rights Agreement; Registration Rights Agreement; Operating Lease; Stifel
For a description of our related party transactions involving our Investor Rights Agreement; Registration Rights Agreement; Operating Lease; and Stifel, see “Corporate Governance and Board Matters-Compensation Committee Interlocks and Insider Participation.”
Procedures with Respect to Review and Approval of Related Person Transactions
We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:
•
any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the Board or any committee of the Board, provided that a majority of the members of the Board or such committee, respectively, are disinterested; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the Compensation Committee to the Board for its approval.

In connection with the review and approval or ratification of a related person transaction:
•
management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the related person’s interest in the transaction, the material terms of the related person transaction, including the business purpose of the transaction, the approximate dollar value of the amount involved in the transaction, the approximate dollar value of the amount of the related person’s interest in the transaction and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
management must advise the approving body as to whether the related person transaction complies with the terms of our agreements, including the agreements governing our material outstanding indebtedness (if any), that limit or restrict our ability to enter into a related person transaction;

•
management must advise the approving body as to whether the related person transaction will be required to be disclosed in applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such statutes and related rules; and

•	management must advise the approving body as to whether the related person transaction may constitute a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002, as amended.
In addition, the related person transaction policy provides that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and any exchange on which our securities are listed.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Members of the Audit Committee

Jonathan Huberman (Chairman)
Patrick Keeley
Mike Nikzad
The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, each as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information known to the Company regarding the beneficial ownership of our Common Stock, that is owned by:
•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Stock;
•	each of the Company’s named executive officers and directors; and
•	all executive officers and directors of the Company as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 52,772,919 shares of Common Stock issued and outstanding as of the date of this Proxy Statement and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 6,730,203 shares of Common Stock that remain outstanding. Shares of Common Stock subject to options, restricted stock units or warrants which are presently exercisable or exercisable within 60 days are considered outstanding for computing the ownership percentage of the person holding such options, restricted stock units or warrants but are not considered outstanding for computing the ownership percentage of any other person. Fractional shares have been rounded to the nearest whole share for purposes of the table below.
Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock and warrants. Further, unless otherwise noted in the footnotes to the following table, the address for each listed 5% stockholder and executive officer and director is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910.
	Beneficial Ownership
Name of Beneficial Owners	Number of Shares of Common Stock	Percentage of Outstanding Common Stock
5% Stockholders:
Hendricks Factual Media LLC(1)	21,356,188	40.5%
Executive Officers and Directors:
John Hendricks(2)	22,252,345	42.2%
Clint Stinchcomb(3)	1,521,428	2.8%
Jason Eustace(4)	163,069	*
Tia Cudahy(5)	405,926	*
Devin Emery(6)	139,820	*
Elizabeth Hendricks(7)	8,997	*
Patrick Keeley(8)	53,777	*
Matthew Blank(9)	8,574	*
Jonathan Huberman(10)	3,126,904	5.8%
Mike Nikzad(10)(11)	1,109,022	2.1%
Andrew Hendricks(12)	3,595	*
All directors and executive officers as a group (11 individuals)	28,793,457	54.6%
*	Indicates less than one percent of the outstanding shares of the class of stock.
(1)
John Hendricks, the Chairman of the Company’s Board, is the manager of HFM and holds voting and dispositive power over the Company’s securities held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM. HFM and John Hendricks have pledged, either directly or indirectly, certain shares of Common Stock to Stifel Bank & Trust as partial collateral security for certain full recourse obligations owing to Stifel Bank & Trust. The aggregate number of shares of Common Stock subject to such pledges is limited to 9.9% of the issued and outstanding shares of Common Stock. Each pledge is subject to customary events of default that permit Stifel Bank & Trust to exercise rights and remedies with respect to such pledged shares of Common Stock, including the sale of such shares of Common Stock.
(2)
Includes 896,157 shares of Common Stock held by Mr. John Hendricks directly and 21,356,188 shares of Common Stock held by HFM, of which Mr. Hendricks may be deemed to be the beneficial owner. HFM and John Hendricks have pledged, either directly or indirectly, certain shares of Common Stock to Stifel Bank & Trust as partial collateral security for certain full recourse obligations owing to Stifel Bank & Trust. The aggregate number of shares of Common Stock subject to such pledges is limited to 9.9% of the issued and outstanding shares of Common Stock. Each pledge is subject to customary events of default that permit Stifel Bank & Trust to exercise rights and remedies with respect to such pledged shares of Common Stock, including the sale of such shares of Common Stock.

(3)
Mr. Stinchcomb holds (a) options to buy 2,038,570 shares of Common Stock, which vest in equal ¼ increments over four years starting November 2, 2021; 618,561 shares of Common Stock, which vest in equal ¼ increments over four years starting November 20, 2019; 16,067 shares of Common Stock, which vest in equal ¼ increments over four years starting January 30, 2020; and 315,593 shares of Common Stock, which vest in equal ¼ increments over four years starting August 2, 2020; and (b) restricted stock units for 88,263 shares of Common Stock, which vest in equal ¼ increments over four years starting November 5, 2021; and restricted stock units for 73,458 shares of Common Stock, which vest in equal ¼ increments over four years starting November 5, 2021, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(4)
Mr. Eustace holds (a) options to buy 71,847 shares of Common Stock, which vest on January 1, 2025; 13,824 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 6,122 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 4,758 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; and 94,678 shares of Common Stock, which vest in equal ¼ increments over four years starting February 17, 2021; and (b) restricted stock units for 17,706 shares of Common Stock, which vest on January 1, 2025; 2,576 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 2,032 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 12,180 shares of Common Stock, which vest in equal ¼ increments over four years starting January 4, 2022; and 25,031 shares of Common Stock, which vest in equal ¼ increments over four years starting November 5, 2021, and until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(5)
Ms. Cudahy holds (a) options to buy 92,375 shares of Common Stock, which vest on January 1, 2025; 13,824 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 6,122 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 265,098 shares of Common Stock, which vest in equal ¼ increments over four years starting November 20, 2019; and 78,899 shares of Common Stock, which vest in equal ¼ increments over four years starting August 2, 2020; and (b) restricted stock units for 22,765 shares of Common Stock, which vest on January 1, 2025; 2,576 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 4,758 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 2,032 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; and 33,629 shares of Common Stock, which vest in equal ¼ increments over four years starting January 4, 2022, and until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(6)
Mr. Emery holds (a) options to buy 13,824 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 6,122 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; and 47,339 shares of Common Stock, which vest in equal ¼ increments over four years starting November 11, 2020; and (b) restricted stock units for 2,576 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 4,758 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 2,032 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 12,180 shares of Common Stock, which vest in equal ¼ increments over four years starting January 4, 2022; and 27,548 shares of Common Stock, which vest in equal ¼ increments over four years starting November 5, 2021, and until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(7)
Ms. Hendricks holds restricted stock units for 21,981 shares of Common Stock, of which 8,997 have vested and 12,984 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

(8)
Includes 30,056 shares of Common Stock held by Mr. Keeley directly. Mr. Keeley also holds options to buy 16,067 shares of Common Stock, of which 12,051 options have vested, and restricted stock units for 24,922 shares of Common Stock, of which 10,167 have vested and 14,755 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

(9)
Mr. Blank holds restricted stock units for 21,052 shares of Common Stock, of which 8,574 have vested and 12,578 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

(10)
Includes 1,554,437 shares of Common Stock held of record by 211 LV LLC, warrants held of record by 211 LV LLC presently exercisable into 1,010,900 shares of Common Stock and warrants held of record by Ooyala presently exercisable into 551,400 shares of Common Stock. Mr. Huberman, a member of the Company’s Board and the Company’s former Chief Executive Officer, Chief Financial Officer and Chairman, is a manager of 211 LV LLC and the controlling owner of Ooyala. As such, he may be deemed to have or share voting and dispositive power of the shares held directly by 211 LV LLC and Ooyala. Mr. Huberman disclaims any beneficial ownership of these reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mr. Huberman also directly holds restricted stock units for 24,922 shares of Common Stock, of which 10,167 have vested and 14,755 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

(11)
Includes 548,625 shares of Common Stock and warrants presently exercisable into 551,400 shares of Common Stock held by Mr. Nikzad directly. Mr. Nikzad also holds restricted stock units for 21,981 shares of Common Stock, of which 8,997 have vested and 12,984 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

(12)
Mr. Hendricks holds restricted stock units for 16,579 shares of Common Stock, of which 3,595 have vested and 12,984 vest on January 1, 2023, and until vesting do not carry any voting or dividend rights, but are considered issued and outstanding.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.
PROPOSALS BY OUR STOCKHOLDERS
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 of the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to April 28, 2023. Accordingly, stockholder proposals must be received no later than December 29, 2022. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included in the Company’s proxy statement.
Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2023 annual meeting of stockholders, any notification must be made no earlier than March 15, 2023 and no later than April 14, 2023. If the date of the meeting is more than 30 days before or after such anniversary date, then notice must be received not later than the 90 days prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters.
Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.
Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report, by written request addressed to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. The Annual Report is not soliciting material and is not incorporated into this document by reference.
In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Thursday, June 30, 2022, which is eight business days prior to the date of the Annual Meeting.
You should rely only on the information contained in this document to vote your shares of Common Stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of April 28, 2022. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Before The Meeting Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on 7/12/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CURI2022. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 7/12/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two Class II directors to hold office until the 2025 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 John Hendricks   02 Clint Stinchcomb

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of CuriosityStream Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000570724_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com

CURIOSITYSTREAM INC.
Annual Meeting of Stockholders
July 13, 2022 12:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Clint Stinchcomb and Tia Cudahy, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CURIOSITYSTREAM INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 12:00 PM, EDT on 7/13/2022, live via the Internet - please visit, www.virtualshareholdermeeting.com/CURI2022 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000570724_2 R1.0.0.24